                                                                   EXHIBIT 10.10

                                CREDIT AGREEMENT

         THIS AGREEMENT is entered into as of December 14, 1993, by and between Banner's Central Electric Consumer Finance Company, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").



                                     RECITAL

         Borrower has requested from Bank the credit accommodation described below, and Bank has agreed to provide said credit accommodation to Borrower on the terms and conditions contained herein.

         NOW, THEREFORE, Bank and Borrower hereby agree as follows:



                                    ARTICLE I
                                   THE CREDIT

         SECTION 1.1. LINE OF CREDIT.

         (a) Line of Credit. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including December 14, 1994, not to exceed at any time the aggregate principal amount of FOUR MILLION DOLLARS ($4,000,000.00) ("Line of Credit"), the proceeds of which shall be used to fund consumer loan contracts. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by a promissory note substantially in the form of Exhibit "A" attached hereto ("Line of Credit Note"), all terms of which are incorporated herein by this reference.

         Notwithstanding any other provision of this Agreement, the aggregate amount of all outstanding borrowings under the Line of Credit shall not at any time exceed a borrowing base ("Borrowing Base") which is a maximum of seventy percent (70%) of the outstanding Balance (as defined below) of Borrower's Eligible Contracts Receivables (as defined below), as determined by Bank upon receipt and review of such collateral reports and other documents as Bank may require.

         As used herein, "Balance" shall mean outstanding principal, plus earned and unpaid interest thereon, plus earned and unpaid fees related thereto.

         As used herein, "Eligible Contracts Receivables" shall consist solely of written consumer credit agreements (1) which evidence loans made by Borrower to persons (collectively, "Debtors" and each a "Debtor"), in the ordinary course of Borrower's business for personal, family or household purposes (such consumer credit agreements may be referred to below collectively as "Contracts" and each as a "Contract"), (2) which constitute legal, valid and binding agreements of the Debtors named therein, enforceable in accordance with their terms, and upon which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition, (3) which are free of all liens, encumbrances, charges, rights and interests of any kind, except for the security interests granted Bank therein,
(4) which are the subject of a first priority perfected security interest in favor of Bank, and (5) which, in the opinion of Bank in its sole and absolute discretion, meet acceptable Bank standards as to creditworthiness of Debtors and adequacy of documentation and disclosures, but shall not include:

             (i) any Contract under which any payment is more than sixty (60) days past due;

             (ii) any Contract for which there exists any right of setoff, defense or discount or for which any defense or counterclaim has been asserted;

             (iii) any Contract which represents an obligation of any state or municipal government or of the United States government or any political subdivision thereof;

             (iv) any Contract which represents an obligation of a Debtor located in a foreign country;

             (v) any Contract which represents an obligation of an affiliate, partner, parent or subsidiary of Borrower;

             (vi)   that portion of any Contract which represents late charges;

             (vii) that portion of any Contract from a Debtor which represents the amount by which Borrower's total Contracts from said Debtor exceeds $1,000.00;

             (viii) any Contract with an original term or an original principal amortization schedule in excess of two (2) years.

         (b) Borrowing and Repayment. Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all the limitations, terms and conditions contained herein or in the Line of Credit Note; provided however, that the total outstanding borrowings under the Line of Credit shall not at any time exceed the maximum principal amount available thereunder or the Borrowing Base, as set forth above.

         (c) Unused Commitment Fee. Borrower shall pay to Bank a quarterly fee equal to .0009375 percent of the difference between the average daily outstanding principal balance of the Line of Credit and the maximum amount of the Line of Credit (without taking into account any limitation imposed by the Borrowing

Base), which fee shall be calculated by Bank on a quarterly basis and due and payable not later than fifteen (15) days after each billing is sent by Bank to Borrower.

         SECTION 1.2. INTEREST/FEES.

         (a) Interest. The outstanding principal balance of the Line of Credit shall bear interest at the rate of interest set forth in the Line of Credit.

         (b) Computation and Payment. Interest shall be computed on the basis of a 360-day year, actual days elapsed. Interest shall be payable at the times and place set forth in the Line of Credit.

         (c) Commitment Fee. Borrower shall pay to Bank a non-refundable commitment fee for the Line of Credit equal to $15,000.00, which commitment fee shall be due and payable in full on the date this Agreement is executed by Borrower and delivered to Bank.

         SECTION 1.3. PAYMENT OF INTEREST/FEES. Bank shall, and Borrower hereby authorizes Bank to, debit any demand deposit account of Borrower with Bank for all payments of interest and fees as they become due on the Line of Credit. Should, for any reason whatsoever, the funds in any such demand deposit account be insufficient to pay all interest and/or fees when due,

Borrower shall immediately upon demand remit to Bank the full amount of any such deficiency.

         SECTION 1.4. COLLATERAL. As security for all indebtedness of Borrower to Bank pursuant to this Agreement, Borrower grants to Bank security interests of first priority in all Borrower's present and future accounts, general intangibles, contract rights, rights to payment, instruments, documents and chattel paper, including without limitation all Contracts and all guaranties related thereto and all collateral therefor. All of the foregoing shall be evidenced by and subject to the terms of such documents as Bank shall reasonably require, all in form and substance satisfactory to Bank.

         Borrower shall deliver to Bank the original of each promissory note which evidences all or any portion of any Eligible Contract Receivables (if Bank requests, indorsed to the order of Bank), together with such other documents as Bank may require in order to obtain and maintain a perfected security interest of first priority in all collateral required by Bank hereunder. In addition, if Bank requests, Borrower shall cause the following legend to be prominently displayed on the face page and each signature page of each Contract which is not delivered to Bank:

                    "THIS DOCUMENT HAS BEEN ASSIGNED AND SECURES
                    INDEBTEDNESS TO WELLS FARGO BANK, NATIONAL
                    ASSOCIATION."

         Borrower shall reimburse Bank, immediately upon demand, for all costs and expenses incurred by Bank in connection with any of the foregoing security, including without limitation filing and recording fees and costs of audits.

         Without limiting the foregoing, Borrower shall pay to Bank a $250.00 processing fee in connection with each mid-month Contracts aging submitted to Bank in accordance with Section 4.3(c) herein.



                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Borrower makes the following representations and warranties to Bank, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Bank subject to this Agreement.

         SECTION 2.1. LEGAL STATUS. Borrower is a corporation duly organized and existing and in good standing under the laws of the

State of Delaware, and is qualified or licensed to do business, and is in good standing as a foreign corporation, if applicable, in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower. As of the date of this Agreement, one hundred percent (100%) of the common stock of Borrower is owned by Banner's Central Electric Holdings, Inc., a Delaware corporation ("Holdings"). As of the date of this Agreement, at least seventy percent (70%) of the common stock of Holdings is owned by West Coast Private Equity Partners, L.P. ("WCP").

         SECTION 2.2. AUTHORIZATION AND VALIDITY. This Agreement, the Line of Credit Note, and each other document, contract and instrument required by or at any time delivered to Bank in connection with this Agreement (with all of the foregoing referred to herein collectively as the "Loan Documents") have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable in accordance with their respective terms.

         SECTION 2.3. NO VIOLATION. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of Borrower's articles of incorporation or by-laws, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

         SECTION 2.4. LITIGATION. There are no pending, or to the best of Borrower's knowledge threatened, actions, claims, investigations, suits or proceedings before any governmental authority, arbitrator, court or administrative agency which may adversely affect the financial condition or operation of Borrower other than those disclosed by Borrower to Bank in writing prior to the date hereof.

         SECTION 2.5. CORRECTNESS OF FINANCIAL STATEMENT. The financial statement of Borrower dated October 31, 1993, heretofore delivered by Borrower to Bank is complete and correct and presents fairly the financial condition of Borrower; discloses all material liabilities of Borrower, whether liquidated or unliquidated, fixed or contingent; and has been prepared in accordance with generally accepted accounting principles except for the omission of footnote disclosures and except to the extent that non-material adjustments may be required by Borrower's auditors. Since the date of such financial statement there has been no material adverse change in the financial condition of Borrower, nor has Borrower mortgaged, pledged or granted a security interest in or encumbered any of its assets or properties except as disclosed by Borrower to Bank in writing prior to the date hereof or as permitted by this Agreement.

         SECTION 2.6. INCOME TAX RETURNS. Borrower has no knowledge of any pending assessments or adjustments of its income tax payable with respect to any year.

         SECTION 2.7. NO SUBORDINATION. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this Agreement to any other obligation of Borrower.

         SECTION 2.8. PERMITS, FRANCHISES. Borrower possesses, and will hereafter possess, all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others.

         SECTION 2.9. ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time (ERISA); Borrower has not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower (each, a "Plan"); no Reportable Event as defined in ERISA has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

         SECTION 2.10. OTHER OBLIGATIONS. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

         SECTION 2.11. ENVIRONMENTAL MATTERS. Except as disclosed by Borrower to Bank in writing prior to the date hereof, Borrower is in compliance in all material respects with all applicable environmental, hazardous waste, health and safety statutes and regulations governing its operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), the Superfund Amendments and Reauthorization Act of 1986 (SARA), the Federal Resource Conservation and Recovery Act of 1976, the Federal Toxic Substances Control Act and the California Health and Safety Code. None of the operations of Borrower is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower has no material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

         SECTION 2.12. LICENSES. Borrower has all domestic governmental licenses, authorizations, consents and approvals necessary to own and operate its assets and to carry on its business as now conducted and as proposed to be conducted, other than licenses, authorizations, consents and approvals which are not required or which the failure to obtain could not have a material adverse effect on Borrower.

         SECTION 2.13. CONTRACT WARRANTIES. With respect to all Contracts scheduled, listed or referred to on any balance sheet or books and records of Borrower, or referred to in any report delivered by Borrower to Bank:

         (a) the Contracts are genuine, are in all respects what they purport to be, and are not evidenced by a judgment;

         (b) the Contracts represent bona fide transactions completed in accordance with the terms and provisions contained in the documents delivered to Bank with respect thereto; and

         (c) the rights and interests of Borrower in such Contracts and all payments due thereunder are not subject to any lien except for the security interests granted Bank in accordance herewith.

         SECTION 2.14. COMPLIANCE WITH CONSUMER FINANCE LAWS. Borrower is in compliance, in all material respects, with all laws, regulations, or directives with respect to consumer finance, including the California Unruh Act, California Civil Code Sections 1799.90 et seq., the Federal Truth in Lending Act and the Federal Equal Credit Act, all as may be amended.

         SECTION 2.15. NO PARTNERSHIPS. Borrower is not a partner in any partnership or a joint venturer in any joint venture.

         SECTION 2.16. AFFILIATE LOAN. Borrower has made a $1,500,000.00 loan ("Affiliate Loan") to Borrower's affiliate, Banner's Central Electric, Inc. ("Banner's Central Electric"), which has an outstanding principal balance of $1,500,000.00 as of the date of this Agreement.



                                   ARTICLE III
                                   CONDITIONS

         SECTION 3.1. CONDITIONS OF INITIAL EXTENSION OF CREDIT. The obligation of Bank to extend any credit contemplated by this Agreement is subject to the fulfillment to Bank's satisfaction of all of the following conditions:

         (a) Approval of Bank Counsel. All legal matters incidental to the extension of credit by Bank shall be satisfactory to counsel of Bank.

         (b) Documentation. Bank shall have received, in form and substance satisfactory to Bank, each of the following, duly executed:

               (i)      This Agreement and the Line of Credit Note.
              (ii)      Corporate Borrowing Resolution.
             (iii)      Certificate of Incumbency.
              (iv) Security Agreement covering all collateral required hereunder.
               (v) UCC-1 Financing Statement covering all collateral required hereunder.

              (vi) Letter of understanding with WCP regarding WCP's ability to inject equity into Borrower.
             (vii) Such other documents, instruments and agreements as Bank may require under any other section of this Agreement.

         (c) Insurance. Borrower shall have delivered to Bank evidence of insurance coverage on all Borrower's property, covering risks, in amounts, issued by companies and in form and substance satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

         (d) Financial Condition. There shall have been no material adverse change, as determined by Bank, in the financial condition or business of Borrower, nor any material decline, as determined by Bank, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower.

         SECTION 3.2. CONDITIONS OF EACH EXTENSION OF CREDIT. The obligation of Bank to make each extension of credit requested by Borrower hereunder shall be subject to the fulfillment to Bank's satisfaction of each of the following conditions:

         (a) Compliance. The representations and warranties contained herein and in each of the other Loan Documents shall be true on and as of the date of the signing of this Agreement and on the date of each extension of credit by Bank pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no Event of Default as defined herein and no condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default, shall have occurred and be continuing or shall exist.

         (b) Documentation. Bank shall have received all additional documents which may be required in connection with such extension of credit.



                                   ARTICLE IV
                              AFFIRMATIVE COVENANTS

         Borrower covenants that so long as Bank remains committed to extend credit to Borrower pursuant to the terms of this Agreement or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall:

         SECTION 4.1. PUNCTUAL PAYMENTS. Punctually pay the interest and principal on each of the Loan Documents requiring any such payments at the times and place and in the manner specified therein, and any fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Bank, the amount by which the outstanding principal balance of the Line of Credit is at any time in excess of any limitation on borrowings hereunder.

         SECTION 4.2. ACCOUNTING RECORDS. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect the properties of Borrower.

         SECTION 4.3. FINANCIAL STATEMENTS. Provide to Bank all of the following, in form and detail satisfactory to Bank:

         (a) not later than 90 days after and as of the end of each fiscal year, an audited financial statement of Borrower, prepared by a certified public accountant acceptable to Bank, to include balance sheet, income statement and statement of cash flow;

         (b) not later than 45 days after and as of the end of each quarter, a financial statement of Borrower, prepared by Borrower, to include balance sheet and income statement;

         (c) not later than 15 days after and as of the 15th day and the end of each month, an aged listing of Contracts and a borrowing base certificate substantially in the form of Exhibit

"B" attached hereto demonstrating Borrower's compliance with this Agreement as of such calculation date, together with a delinquent balance report with regard to outstanding Contracts as of such calculation date;

         (d) contemporaneously with each annual and quarterly financial statement of Borrower required hereby, a certificate of the president, chief financial officer, controller or treasurer of Borrower that the financial statements delivered pursuant thereto are accurate and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default;

         (e) from time to time such other information as Bank may reasonably request.

         SECTION 4.4. COMPLIANCE. Maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; conduct its business in an orderly and regular manner; and comply with the provisions of all documents pursuant to which Borrower is organized and/or which govern Borrower's continued existence and with the requirements of all laws, rules, regulations and orders of any governmental authority applicable to Borrower or its business.

         SECTION 4.5. INSURANCE. Maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to Borrower's, including but not limited to fire, extended coverage, public liability, property damage and workers' compensation, carried with companies and in amounts satisfactory to Bank, and deliver to Bank from time to time at Bank's request schedules setting forth all insurance then in effect.

         SECTION 4.6. FACILITIES. Keep all Borrower's properties useful or necessary to Borrower's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that Borrower's properties shall be fully and efficiently preserved and maintained.

         SECTION 4.7. TAXES AND OTHER LIABILITIES. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal and including federal and state income taxes, except such as Borrower may in good faith contest or as to which a bona fide dispute may arise, provided provision is made to the satisfaction of Bank for eventual payment thereof in the event that it is found that the same is an obligation of Borrower.

         SECTION 4.8. LITIGATION. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower in excess of $100,000.00.

         SECTION 4.9. FINANCIAL CONDITION. Maintain Borrower's financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices, except to the extent modified by the following definitions (for the purposes of this Section 4.9, the financial condition of Borrower shall not be consolidated with Holdings, WCP, or any other owner or affiliate of Borrower):

         (a) Tangible Net Worth (defined as the aggregate of total stockholders' equity plus subordinated debt less the aggregate of any treasury stock, any intangible assets and any obligations due from stockholders, employees and/or affiliates) not less than $1,500,000.00 at any time prior to January 5, 1994, and not less than $3,000,000.00 at any time thereafter.

         (b) Ratio of Total Debt to Tangible Net Worth (defined as the aggregate of current liabilities and non-current liabilities less subordinated debt divided by Tangible Net Worth) not at any time greater than 3.0 to 1.0.

         (c) Profitable operations on a quarterly basis, determined as of each fiscal quarter end.

         (d) Ratio of Bad Debt Expense to Net Contracts (defined as Borrower's bad debt expense for the fiscal year to date, divided by then outstanding Net Contracts) not at any time greater than .05 to 1.0. As used in this paragraph, the term "Net Contracts" shall mean the total amount owed to Borrower under all Contracts which are part of the collateral hereunder (and in which Bank has a perfected security interest of first priority), less the reserve for bad debt expense maintained by Borrower in accordance with generally accepted accounting principles consistently applied and used consistently with prior practices, and less any unearned interest and fees owing to Borrower thereunder.

         (e) Cash Flow to Interest Coverage Ratio (defined as the ratio of (i)
(A) net income after taxes, plus (B) depreciation and amortization expenses, plus (C) total interest expenses, plus (D) other non-cash items reducing net income (excluding extraordinary items), minus (E) cash capital expenditures; to
(ii) cash interest expense) not less than 2.00 to 1.00, calculated on a quarterly basis, as of each fiscal quarter end.

         SECTION 4.10. NOTICE TO BANK. Promptly (but in no event more than five
(5) days after the occurrence of each such event or matter) give written notice to Bank in reasonable detail of: (a) the occurrence of any Event of Default, or any condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default; (b) any change in the name or the organizational structure of Borrower; (c) the occurrence and nature of any Reportable Event or Prohibited Transaction, each as defined in ERISA, or any funding deficiency with respect to any Plan; (d) any termination or cancellation of any insurance policy which Borrower is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower's property in excess of an aggregate of $50,000.00; or (e) any material change in Borrower's standard credit documentation or Borrower's procedures for extending credit.

         SECTION 4.11. CONSUMER FINANCE REGULATIONS. Comply, in all material respects, with all laws, regulations, or directives with respect to consumer finance, including the California Unruh Act, California Civil Code Sections 1799.90 et seq., the Federal Trust in Lending Act and the Federal Equal Credit Act, all as may be amended.

         SECTION 4.12. FURTHER ASSURANCES. From time to time upon the request of Bank, promptly execute and deliver such further documents and do such other acts and things as Bank may reasonably request, including the indorsement and delivery to Bank of the originals of all notes, instruments, consumer credit agreements and other documents included in the collateral in order to evidence, perfect and continue the security interests in the collateral granted to Bank under this Agreement or any of the other Loan Documents.

         SECTION 4.13. LOAN DOCUMENTATION. Permit any representative of Bank, at any reasonable time, to inspect, audit and examine the loan documentation between Borrower and any or all of its customers.

         SECTION 4.14. PERFORMANCE OF OBLIGATIONS AND ADDITIONAL POWERS OF BANK. Perform all obligations of Borrower under all loan agreements between Borrower and its customers when such obligations are to be performed. Without limiting the foregoing, Borrower shall make advances to its Debtors in accordance with the commitments, if any, made by Borrower.



                                    ARTICLE V
                               NEGATIVE COVENANTS

         Borrower further covenants that so long as Bank remains committed to extend credit to Borrower pursuant to the terms of this Agreement or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower will not without the prior written consent of Bank:

         SECTION 5.1. USE OF FUNDS. Use any of the proceeds of the Line of Credit except for the purposes stated in Article I.

         SECTION 5.2. CAPITAL EXPENDITURES. Make any additional investment in fixed assets in any fiscal year in excess of an aggregate of $100,000.00.

         SECTION 5.3. LEASE EXPENDITURES. Incur new obligations for the lease or hire of real or personal property requiring payments in any fiscal year in excess of an aggregate of $200,000.00.

         SECTION 5.4. OTHER INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except for (a) the liabilities of Borrower to Bank, (b) other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof, and (c) borrowings by Borrower from Holdings which are subordinated to all indebtedness of Borrower to Bank pursuant to written subordination agreements satisfactory to Bank (which agreements shall, among other things, contain prohibitions on repayment of such subordinated debt).

         SECTION 5.5. MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Merge into or consolidate with any corporation or other entity; make any substantial change in the nature of Borrower's business; acquire all or substantially all of the assets of any corporation or other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material part of its assets except in the ordinary course of business.

         SECTION 5.6. GUARANTIES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any other person or entity.

         SECTION 5.7. LOANS, ADVANCES, INVESTMENTS. Make any loans or advances to or investments in any person or entity, except for (a) loans by Borrower to its customers in the ordinary course of business, and (b) the Affiliate Loan which has heretofore been made to Banner's Central Electric.

         SECTION 5.8. DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash, stock or any other property on Borrower's stock now or hereafter outstanding; nor redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding.

         SECTION 5.9. PLEDGE OF ASSETS. Mortgage, pledge, grant or permit to exist a security interest in, or lien upon, any of its assets of any kind, now owned or hereafter acquired, except any of the foregoing in favor of Bank.

         SECTION 5.10. PARTNERSHIPS. Become a partner in any partnership or a venturer in any joint venture.

         SECTION 5.11. MARGIN REGULATION. Use all or any proceeds of any borrowings hereunder in any manner which might cause such borrowings, the application of such proceeds or the transactions contemplated by this Agreement to violate regulations G, T, U or X of the Federal Reserve Board of Governors of the Federal Reserve System or any other regulation of such Board.



                                   ARTICLE VI
                                EVENTS OF DEFAULT

         SECTION 6.1. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

         (a) Borrower shall fail to pay within two (2) days of the date when due any principal, interest, fees or other amounts payable under any of the Loan Documents.

         (b) Any financial statement or certificate furnished to Bank in connection with this Agreement or any representation or warranty made by Borrower hereunder or under any of the other Loan Documents shall prove to be false, incorrect or incomplete in any material respect when furnished or made.

         (c) Any default in the performance of or compliance with any obligation, agreement or other provision contained herein (other than those referred to in subsections (a) and (b) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of twenty (20) days from its occurrence.

         (d) Any default in the payment or performance of any obligation, or any defined event of default, under the terms of any contract or instrument (other than any of the Loan Documents) pursuant to which Borrower has incurred any debt or other liability to any person or entity, including Bank; provided, however, that in the case of a default under the terms of indebtedness to a person or entity other than Bank, any cure period applicable to such indebtedness has expired and such indebtedness is in excess of $100,000.00 in the aggregate.

         (e) Any default in the payment or performance of any obligation, or any defined event of default, under any of the Loan Documents other than this Agreement (other than those covered by subsections (a) and (b) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of twenty (20) days from its occurrence.

         (f) The filing of a notice of judgment lien against Borrower; or the recording of any abstract of judgment against Borrower in any county in which Borrower has an interest in real property; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower; or the entry of a judgment against Borrower; provided, however, that such judgments, judgment liens, levies, writs, executions and other process involve debts of or claims against Borrower in excess of $100,000.00 in the aggregate, and within twenty (20) days after the creation thereof or at least five (5) days prior to the date on which any assets could be lawfully sold in satisfaction thereof, such debts and claims are not satisfied, or stayed pending appeal and insured against in a manner satisfactory to Bank.

         (g) Borrower shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; Borrower shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower, or Borrower shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or Borrower shall be adjudicated a bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

         (h) There shall exist or occur any event or condition which Bank in good faith determines has a material adverse effect on the business, operations or condition (financial or otherwise) of Borrower, taken as a whole.

         (i) The dissolution or liquidation of Borrower; or Borrower, or any of its directors, stockholders or members, shall take action seeking to effect the dissolution or liquidation of Borrower.

         (j) Holdings ceases to own at least 75% of the common stock of Borrower.

         (k) WCP ceases to own at least 51% of the common stock of Holdings.

         (l) Between the date of this Agreement and January 5, 1994, the Affiliate Loan has not been repaid in full and Holdings has not injected into Borrower (as capital or as debt subordinated to indebtedness of Borrower to Bank) an amount equal to the outstanding principal balance of the Affiliate Loan.

         SECTION 6.2. REMEDIES. If an Event of Default shall occur, (a) any indebtedness of Borrower under any of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Bank's option and without notice become immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower; (b) the obligation, if any, of Bank to permit further borrowings hereunder shall immediately cease and terminate; and
(c) Bank shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any credit accommodation from Bank subject hereto and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Bank in connection with each of the Loan Documents may be exercised at any time by Bank and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.



                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1. NO WAIVER. No delay, failure or discontinuance of Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

         SECTION 7.2. NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:


         BORROWER:  BANNER'S CENTRAL ELECTRIC CONSUMER
                    FINANCE COMPANY
                    1810 South Main Street
                    Los Angeles, California 90015
                    Attention: William King, Secretary

         BANK:      WELLS FARGO BANK, NATIONAL ASSOCIATION
                    Los Angeles Regional Commercial Banking Office 333 South Grand Avenue, 3rd Floor
                    Los Angeles, California 90071
                    Attention: Cindy Sullivan, Vice President

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         SECTION 7.3. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), incurred by Bank in connection with
(a) the negotiation and preparation of this Agreement and each other of the Loan Documents, Bank's continued administration hereof and thereof, and the preparation of any amendments and waivers hereto and thereto, (b) the enforcement of Bank's rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation any action for declaratory relief.

         SECTION 7.4. SUCCESSORS, ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder without the prior written consent of Bank. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents. In connection therewith, Bank may disclose all documents and information which Bank now has or may hereafter acquire relating to any credit extended by Bank to Borrower, Borrower or its business, any Guarantor or the business of any Guarantor, or any collateral required hereunder.

         SECTION 7.5. ENTIRE AGREEMENT, AMENDMENT. This Agreement and each other of the Loan Documents constitute the entire agreement between Borrower and Bank with respect to any extension of credit by Bank subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only by a written instrument executed by each party hereto.

         SECTION 7.6. NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

         SECTION 7.7. TIME. Time is of the essence of each and every provision of this Agreement and each other of the Loan Documents.

         SECTION 7.8. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         SECTION 7.9. INDEMNITY. In addition to the payment of expenses pursuant to Section 7.3 above, Borrower hereby agrees to indemnify and hold harmless Bank and the officers, directors, employees and agents of and counsel to Bank (collectively, "Indemnitees" and individually, an "Indemnitee") from and against any liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs and expenses, of any kind or nature whatsoever, including the reasonable fees and expenses of counsel to Indemnitees (including allocated fees and expenses of in-house counsel of Bank), in connection with any investigative, administrative or judicial proceeding, irrespective of whether such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of this Agreement, any borrowings hereunder, the use or intended use of the proceeds of any borrowings hereunder or the consummation of the transactions contemplated hereby (collectively, "Indemnified Liabilities"); provided, however, that Borrower's obligations to Indemnitees under this paragraph shall not extend to any losses, damages, liabilities, actions or claims against any Indemnitee arising as a result of the gross negligence or willful misconduct of such Indemnitee. Borrower shall make all payments required to be made under this Section 7.9 promptly upon demand by Bank. The obligations of Borrower under this Section 7.9 shall survive the termination of this Agreement and the discharge of Borrower's other obligations hereunder.

         SECTION 7.10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent that Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of such rights and remedies as may be available under Federal law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

BANNER'S CENTRAL ELECTRIC                     WELLS FARGO BANK,
  CONSUMER FINANCE COMPANY                      NATIONAL ASSOCIATION

By:                                       By:
    ----------------------------------         ---------------------------------

Title:                                    Title:
       -------------------------------           -------------------------------

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 15, 1994, by and between BANNER'S CENTRAL ELECTRIC CONSUMER FINANCE COMPANY, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").



                                    RECITALS

         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 14, 1993, as amended from time to time ("Credit Agreement").

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

         NOW, THEREFORE, the Credit Agreement is hereby amended as follows:

         1. Section 1.1(c) shall be deleted in its entirety, and the following substituted therefor:

            "SECTION 1.1 (c) Unused Commitment Fee.

         Borrower shall pay to Bank an annual fee equal to three-eights of one percent (3/8%) of the difference between the average daily outstanding principal balance of the Line of Credit and the maximum amount of the Line of Credit (without taking into account any limitation imposed by the Borrowing Base) which fee shall be calculated on a quarterly basis."

         2. Section 4.3 (c) shall be deleted in its entirety, and the following substituted therefor:

             "SECTION 4.3(c) not later than 15 days after and as of the 15th day and the end of each month a borrowing base certificate substantially in the form of Exhibit "B" attached hereto demonstrating Borrower's compliance with this Agreement as of such calculation date, together with a delinquent balance report with regard to outstanding Contracts as of such calculation date; and not later than 15 days after each fiscal quarter an aged listing of Contracts."

         3. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

         4. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.






         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                             WELLS FARGO BANK,
                                             NATIONAL ASSOCIATION
BANNER'S CENTRAL ELECTRIC
CONSUMER FINANCE COMPANY

By:                                          By:
    ---------------------------------            -------------------------------
                                                 Jan Macy-Buescher
Title:                                           Vice President
       ------------------------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 12, 1994, by and between BANNER'S CENTRAL ELECTRIC CONSUMER FINANCE COMPANY, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS

         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 14, 1993, as amended by the First Amendment to Credit Agreement, dated as of April 15, 1994, between Borrower and Bank, and by certain letters heretofore addressed to Borrower from Bank and acknowledged by Borrower (collectively, "Credit Agreement");

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes;

         NOW, THEREFORE, the Credit Agreement is hereby amended as follows:

         1. Section 1.1(a) shall be amended (a) by deleting "December 14, 1994" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "March 14, 1995," and (b) by deleting "FOUR MILLION DOLLARS ($4,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "TEN MILLION DOLLARS ($10,000,000.00)," with such changes to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank in connection herewith.

         2. Subdivision (5) in the fourth paragraph of Section 1.1(a) of the Credit Agreement reads in part as follows:

               "(5) which, in the opinion of Bank in its sole and absolute discretion, meet acceptable Bank standards as to creditworthiness of Debtors and adequacy of documentation and disclosures,".

The foregoing words of said subdivision (5) shall be deleted and the following substituted therefor:

               "(5) which meet standards acceptable to Bank as to creditworthiness of Debtors and adequacy of documentation and disclosures,".

         The remainder of said subdivision (5), following the word "disclosures," shall remain in the Credit Agreement and is not modified hereby, except that paragraph (vii) therein shall be amended as set forth below.

         3. Section 1.1(a) (vii) shall be deleted in its entirety, and the following substituted therefor:

               "(vii) that portion of any Contract from a Debtor which represents the amount by which Borrower's total Contracts from said Debtor exceed $2,000.00;"

         4. Section 1.1(c), which was amended by the First Amendment to Credit Agreement dated as of April 15, 1994, shall be further amended hereby by adding the following sentence at the end thereof:

               "Said fee shall be due and payable on the fifteenth day after the end of such quarter, and Bank may debit Borrower's account therefor in accordance with Section 1.3 herein."

         5. Section 5.7 shall be deleted in its entirety, and the following substituted therefor:

               "SECTION 5.7. LOANS, ADVANCES, INVESTMENTS.
               Make any loans or advances to or investments in any person or entity, except for (a) loans by Borrower to its customers in the ordinary course of business, (b) the Affiliate Loan which has heretofore been made to Banner's Central Electric, (c) the $2,000,000.00 interest-only loan to Holdings described in the letter agreement between Bank and

               Borrower dated June 14, 1994, that had an original maturity of September 30, 1994, and that has an extended maturity that is not later than November 30, 1994, and (d) the $5,000,000 Other Affiliate Loan."

         6. In the aforesaid letter agreement between Bank and Borrower dated June 14, 1994, the parties hereto agreed, among other things, that the $2,000,000 interest-only "Holdings Loan" would not be deducted from total stockholders' equity for the purpose of calculating "Tangible Net Worth" under Sections 4.9(a) and (b) of the Credit Agreement at any time on or before September 30, 1994, and that after September 30, 1994, the "Holdings Loan" would be deducted from total stockholders' equity for such purpose. Furthermore, said letter agreement provides that an Event of Default will exist under the Credit Agreement if the Holdings Loan is not repaid in full by September 30, 1994. The parties hereto agree that said letter agreement shall be modified hereby to provide that the aforesaid references to "September 30, 1994" shall be deleted and replaced by references to "November 30, 1994." Accordingly, an Event of Default shall exist under the Credit Agreement if the "Holdings Loan" is not repaid in full by November 30, 1994, and after November 30, 1994, the "Holdings Loan" shall, if it has not been repaid, be deducted from total stockholders' equity for the purposes of calculating

"Tangible Net Worth" under Sections 4.9(a) and (b) of the Credit Agreement.

         7. The following Section 2.17 shall be added to the Credit Agreement following Section 2.16:

               "SECTION 2.17. OTHER AFFILIATE LOAN. On or about June 3, 1994, Borrower made a
               $5,000,000 loan ("Other Affiliate Loan") to
               Borrower's affiliate, Central Rents Holding,
               Inc."

         8. It is a condition precedent to the accommodations granted Borrower by Bank hereunder that all of the following conditions be satisfied on or before October 12, 1994:

         (a) This Amendment shall be executed by Borrower and delivered to Bank.

         (b) The Line of Credit Note in the form of Exhibit "A" attached to this Amendment shall be executed by Borrower and delivered to Bank.

         (c) West Coast Private Equity Partners, L.P. shall execute and deliver to Bank a new letter of understanding satisfactory to Bank regarding West Coast Private Equity Partners, L.P.'s ability to inject equity into Borrower.

         (d) Borrower shall furnish Bank with such new borrowing resolutions and certificates of incumbency as Bank may require in connection with the renewal and increase of Borrower's Line of Credit hereunder.

         (e) Borrower shall pay to Bank fees for the increase and renewal of the Line of Credit in accordance with paragraphs 9 and 10 below.

         9. In consideration of the renewal of the Line of Credit, Borrower shall pay to Bank a non-refundable fee equal to $3,750.00, which fee shall be due and payable on the date this Amendment is executed by Borrower and delivered to Bank.

         10. In consideration of the increase in the Line of Credit hereunder, Borrower shall pay to Bank a non-refundable fee equal to $9,562.50, which fee shall be due and payable on the date this Amendment is executed by Borrower and delivered to Bank.

         11. The parties hereto acknowledge that notwithstanding the fact that Bank may, for reasons of administrative convenience, decide not to take possession of the original of each promissory note which evidences all or any portion of any Eligible Contract Receivables, Bank reserves its right to do so at any time hereafter, if Bank requests hereafter, Borrower shall immediately deliver such promissory notes to Bank (and if Bank requests, indorsed to the order of Bank), such promissory notes remain subject to Bank's security interest and Borrower is obligated to place a legend thereon in accordance with the Credit Agreement.

         12. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment, except as otherwise defined herein. This Amendment and the Credit Agreement shall be read together, as one document.

         13. Borrower hereby remakes all representations and warranties contained in the Credit Agreement as modified hereby, and reaffirms all covenants set forth therein as modified hereby. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, as modified hereby, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

BANNER'S CENTRAL ELECTRIC                        WELLS FARGO BANK,
  CONSUMER FINANCE COMPANY                         NATIONAL ASSOCIATION

By: __________________________                    By: __________________________
                                                      Jan Macy-Buescher
Title: _______________________                        Vice President

                      THIRD AMENDMENT TO CREDIT AGREEMENT

       THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 6, 1994, by and between BANNER'S CENTRAL ELECTRIC CONSUMER FINANCE COMPANY, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

       WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 14, 1993, as amended from time to time, (collectively, "Credit Agreement");

       WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes;

       NOW, THEREFORE, the Credit Agreement is hereby amended as follows:

       1. Section 1.1(a) shall be amended by deleting "TEN MILLION DOLLARS ($10,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "FIFTEEN MILLION DOLLARS ($15,000,000.00)," with such changes to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank in connection herewith.

       2. It is a condition precedent to the accommodations granted Borrower by Bank hereunder that all of the following conditions be satisfied on or before December 16, 1994:

       (a) This Amendment shall be executed by Borrower and delivered to Bank.

       (b) The Line of Credit Note in the form of Exhibit "A" attached to this Amendment shall be executed by Borrower and delivered to Bank.

       (c) Borrower shall furnish Bank with such new borrowing resolutions as Bank may require in connection with the increase of Borrower's Line of Credit hereunder.

       (d) Borrower shall pay to Bank fees for the increase of the Line of Credit in accordance with paragraph 3 below.

       (e) West Coast Private Equity Partners, L.P. shall execute and deliver to Bank a new letter of understanding satisfactory to Bank regarding West Coast Private Equity Partners, L.P.'s ability to inject equity into Borrower.

       3. In consideration of the increase in the Line of Credit hereunder, Borrower shall pay to Bank a non-refundable fee equal to $4,687.50, which fee shall be due and payable on the date this Amendment is executed by Borrower and delivered to Bank.

       4. The parties hereto acknowledge that notwithstanding the fact that Bank may, for reasons of administrative convenience, decide not to take possession of the original of each promissory note which evidences all or any portion of any Eligible Contract Receivables, Bank reserves its right to do so at any time hereafter; if Bank requests hereafter, Borrower shall immediately deliver such promissory notes to Bank (and if Bank requests, indorsed to the order of Bank); and such promissory notes remain subject to Bank's security interest and Borrower is obligated to place a legend thereon in accordance with the Credit Agreement.

       5. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment, except as otherwise defined herein. This Amendment and the Credit Agreement shall be read together, as one document.

       6. Borrower hereby remakes all representations and warranties contained in the Credit Agreement as modified hereby, and reaffirms all covenants set forth therein as modified hereby. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, as modified hereby, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


BANNER'S CENTRAL ELECTRIC                  WELLS FARGO BANK,
   CONSUMER FINANCE COMPANY                    NATIONAL ASSOCIATION


By:                                        By:     Kevin Baneth
   ---------------------------                ------------------------------
                                                   Kevin Baneth
Title:                                            Vice President
      ------------------------

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 18, 1995, by and between BANNER'S CENTRAL ELECTRIC CONSUMER FINANCE COMPANY, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").



                                    RECITALS

         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 14, 1993, as amended from time to time, (collectively, "Credit Agreement");

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes;

         NOW, THEREFORE, the Credit Agreement is hereby amended as follows:

         1. Section 1.1.(a) shall be amended by deleting "FIFTEEN MILLION DOLLARS ($15,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "NINETEEN MILLION DOLLARS ($19,000,000.00)," (b) by deleting "March 14, 1995" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "April 15, 1995," with such changes to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank in connection herewith.

         2. It is a condition precedent to the accommodations granted Borrower by Bank hereunder that all of the following conditions be satisfied on or before _________________, 1995:

         (a) This Amendment shall be executed by Borrower and delivered to Bank.

         (b) The Line of Credit Note in the form of Exhibit "A" attached to this Amendment shall be executed by Borrower and delivered to Bank.

         (c) Borrower shall furnish Bank with such new borrowing resolutions as Bank may require in connection with the increase of Borrower's Line of Credit hereunder.

         (d) Borrower shall pay to Bank fees for the increase of the Line of Credit in accordance with paragraph 3 below.

         (e) West Coast Private Equity Partners, L.P. shall execute and deliver to Bank a new letter of understanding satisfactory to Bank regarding West Coast Private Equity Partners, L.P.'s ability to inject equity into Borrower.

         3. In consideration of the increase in and renewal of the Line of Credit hereunder, Borrower shall pay to Bank a non-refundable fee equal to $8,500.00, which fee shall be due and payable on the date this Amendment is executed by Borrower and delivered to Bank.

         4. The parties hereto acknowledge that notwithstanding the fact that Bank may, for reasons of administrative convenience, decide not to take possession of the original of each promissory note which evidences all or any portion of any Eligible Contract Receivables, Bank reserves its right to do so at any time hereafter; if Bank requests hereafter, Borrower shall immediately deliver such promissory notes to Bank (and if Bank requests, indorsed to the order of Bank); and such promissory notes remain subject to Bank's security interest and Borrower is obligated to place a legend thereon in accordance with the Credit Agreement.

         5. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment, except as otherwise defined herein. This Amendment and the Credit Agreement shall be read together, as one document.

         6. Borrower hereby remakes all representations and warranties contained in the Credit Agreement as modified hereby, and reaffirms all covenants set forth therein as modified hereby. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, as modified hereby, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.





         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

BANNER'S CENTRAL ELECTRIC                       WELLS FARGO BANK,
  CONSUMER FINANCE COMPANY                        NATIONAL ASSOCIATION

By: __________________________                  By: __________________________
                                                     Kevin Baneth
Title: _______________________                       Vice President

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

       THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 1, 1995, by and between CENTRAL CONSUMER FINANCE COMPANY, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

       WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 14, 1993, as amended from time to time, (collectively, "Credit Agreement");

       WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes;

       NOW, THEREFORE, the Credit Agreement is hereby amended as follows:

       1. Section 1.1(a) shall be amended by deleting "NINETEEN MILLION DOLLARS ($19,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "TWENTY-FIVE MILLION DOLLARS ($25,000,000.00)," with such changes to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank in connection herewith.

       2. Section 1.1(a) shall be amended by deleting the period at the and of the first sentence thereof, and inserting thereat the following: "and to finance Borrower's acquisition of consumer automobile sales contracts from Borrower's affiliate, Central Auto Sales ("Central Auto"), and of consumer ticket sales contracts from Borrower's affiliate, Centravel ("Centravel")."

       3. That portion of Section 1.1(a) beginning with the second paragraph thereof (which begins with the words "Notwithstanding any other provision of this Agreement") and continuing through the last paragraph thereof (which ends with the words "in excess of two (2) years") shall be deleted and replaced by the following:

       "Notwithstanding any other provision of this Agreement, the aggregate amount of all outstanding borrowings under the Line of Credit shall not at any time exceed a borrowing base ("Borrowing Base") which is a maximum of (a) seventy percent (70%) of the outstanding Balance (as defined below) of Borrower's Eligible Loan Contracts Receivables (as defined below), (b) seventy percent (70%) of the outstanding Balance (as defined below) of Borrower's Eligible Auto Contracts Receivables (as defined below), plus (c) seventy percent (70%) of the outstanding Balance (as defined below) of Borrower's Eligible Travel Contracts Receivables (as defined below), in each case determined by Bank upon receipt and review of such collateral reports and other documents as Bank may require. As used herein, "Balance" shall mean outstanding principal, plus earned and unpaid interest thereon, plus earned and unpaid fees related thereto. As used herein, "Eligible Loan Contracts Receivables" shall consist solely of written consumer credit agreements (1) which evidence loans made by Borrower to persons (collectively, "Debtors" and each a "Debtor"), in the ordinary course of Borrower's business for personal, family or household purposes (such consumer credit agreements may be referred to below collectively as "Loan Contracts" and each as a "Loan Contract"), (2) which constitute legal, valid and binding agreements of the Debtors named therein, enforceable in accordance with their terms, and upon which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition, (3) which are owned by Borrower free of all liens, encumbrances, charges, rights and interests of any kind, except for the security interests granted Bank therein,
(4) which are the subject of a first priority perfected security interest in favor of Bank, and (5) which meet standards acceptable to Bank as to creditworthiness of Debtors and adequacy of documentation and disclosures, but shall not include:

         (i)     any Loan Contract under which any payment is more than sixty
(60) days past due;

         (ii) any Loan contract for which there exists any right of setoff, defense or discount or for which any defense or counterclaim has been asserted;

         (iii) any Loan Contract which represents an obligation of a Debtor located in a foreign country;

         (iv) any Loan Contract which represents an obligation of an employee, officer, owner or affiliate of Borrower;

         (v) that portion of any Loan Contract which represents late charges;

         (vi) that portion of any Loan Contract from a Debtor which represents the amount by which Borrower's total Loan Contracts from said Debtor exceeds $2,000.00;

         (vii) any Loan Contract with an original term or an original principal amortization schedule in excess of two (2) years.

       As used herein, "Eligible Auto Contracts Receivables" shall consist solely of written consumer automobile installment sales contracts (1) which evidence installment sales of used automobiles by Central Auto to Debtors, in the ordinary course of Central Auto's business for personal, family or household purposes (such consumer installment sales contracts may be referred to below collectively as

"Auto Contracts" and each as an "Auto Contract"), secured by first priority perfected security interests in such vehicles, and which have been purchased by Borrower from Central Auto in the ordinary course of Borrower's business, (2) which constitute legal, valid and binding agreements of the Debtors named therein, enforceable in accordance with their terms, and upon which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition, (3) which are owned by Borrower free of all liens, encumbrances, charges, rights and interests of any kind, except for the security interests granted Bank therein, (4) which are the subject of a first priority perfected security interest in favor of Bank, and (5) which meet standards acceptable to Bank as to creditworthiness of Debtors and adequacy of collateral, documentation and disclosures, but shall not include:

         (i)     any Auto Contract under which any payment is more than sixty
(60) days past due;

         (ii) any Auto Contract for which there exists any right of setoff, defense or discount or for which any defense or counterclaim has been asserted;

         (iii) any Auto Contract which represents an obligation of a Debtor located in a foreign country;

         (iv) any Auto Contract which represents an, obligation of an employee, officer, owner or affiliate of Borrower;

         (v) that portion of any Auto Contract which represents late charges;

         (vi) that portion of any Auto Contract from a Debtor which represents the amount by which Borrower's total Auto contracts from said Debtor exceeds $8,000.00;

         (vii) any Auto Contract with an original term or an original principal amortization schedule in excess of three (3) years.

       As used herein, "Eligible Travel contracts Receivables" shall consist solely of written consumer travel ticket installment sales contracts (1) which evidence installment sales of travel tickets by Centravel to Debtors, in the ordinary course of Centravel's business for personal, family or household purposes (such consumer installment ticket sales contracts may be referred to below collectively as "Travel Contracts" and each as a "Travel Contract"), and which have been purchased by Borrower from Centravel in the ordinary course of Borrower's business, (2) which constitute legal, valid and binding agreements of the Debtors named therein, enforceable in accordance with their terms, and upon which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition, (3) which are owned by Borrower free of all liens, encumbrances, charges, rights and interests of any kind, except for the security interests granted Bank therein, (4) which are the subject of a first priority perfected security interest in favor of Bank, and (5) which meet standards acceptable to Bank as to creditworthiness of Debtors and adequacy of documentation and disclosures, but shall not include:

         (i)     any Travel Contract under which any payment is more than sixty
(60) days past due;

         (ii) any Travel Contract for which there exists any right of setoff, defense or discount or for which any defense or counterclaim has been asserted;

         (iii) any Travel Contract which represents an obligation of a Debtor located in a foreign country;

         (iv) any Travel Contract which represents an obligation of an employee, officer, owner or affiliate of Borrower;

         (v) that portion of any Travel Contract which represents late charges;

         (vi) that portion of any Travel Contract from a Debtor which represents the amount by which Borrower's total Travel Contracts from said Debtor exceeds $2,000.00;

         (vii) any Travel Contract with an original term or an original principal amortization schedule in excess of two (2) years.

                 As use herein, Loan Contracts, Auto Contracts and Travel Contracts may be referred to collectively as "Contracts" and each as a "Contract."

                 As used herein, Borrower's Eligible Loan Contracts Receivables, Borrower's Eligible Auto Contracts Receivables and Borrower's Eligible Travel Contracts Receivables may be referred to collectively as "Eligible Contracts Receivables" and each as an "Eligible contracts Receivable."

         4. The form of Borrowing Bass Certificate attached hereto as Exhibit "B" shall replace and be deemed Exhibit "B" to the Credit Agreement.

         5. It is a condition precedent to the accommodations granted Borrower by Bank hereunder that all of the following conditions be satisfied on or before August 31, 1995:

         (a) This Amendment shall be executed by Borrower and delivered to Bank.

         (b) The Line of Credit Note in the form of Exhibit "A" attached to this Amendment shall be executed by Borrower and delivered to Bank.

         (c) Borrower shall furnish Bank with such new borrowing resolutions as Bank may require in connection with the increase of Borrower's Line of Credit hereunder.

         (d) Borrower shall pay to Bank fees for the increase of the Line of Credit in accordance with paragraph 6 below.

         (e) West Coast Private Equity Partners, L.P. shall execute and deliver to Bank a new letter of understanding satisfactory to

Bank regarding West Coast Private Equity Partners, L.P.'s ability to inject equity into Borrower.

         6. The parties hereto acknowledge that notwithstanding the fact that Bank may, for reasons of administrative convenience, decide not to take possession of the original of each promissory note which evidences all or any portion of any Eligible Contract Receivables, Bank reserves its right to do so at any time hereafter; if Bank requests hereafter, Borrower shall immediately deliver such promissory notes to Bank (and if Bank requests, endorsed to the order of Bank); and such promissory notes remain subject to Bank's security interest and Borrower is obligated to place a legend thereon in accordance with the Credit Agreement.

         7. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment, except as otherwise defined herein, This Amendment and the Credit Agreement shall be read together, as one document.

         8. Borrower hereby remakes all representations and warranties contained in the Credit Agreement as modified hereby, and reaffirms all covenants set forth therein as modified hereby. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit

Agreement, as modified hereby, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.



CENTRAL CONSUMER FINANCE               WELLS FARGO BANK,
COMPANY                                NATIONAL ASSOCIATION



By:                                    By:
   _______________________                ______________________
                                          Kevin Baneth
Title:    S.V.P.                          Vice President
      --------------------

                       SIXTH AMENDMENT TO CREDIT AGREEMENT



         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 30, 1995, by and between CENTRAL CONSUMER FINANCE COMPANY, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").



                                    RECITALS

         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 14, 1993, as amended from time to time, (collectively, "Credit Agreement");

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes;

         NOW, THEREFORE, the Credit Agreement is hereby amended as follows:

         1. Section 1.1(a) is hereby amended (a) by deleting "September 30, 1995" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "December 31, 1995," and (b) by deleting "TWENTY-FIVE

MILLION DOLLARS ($25,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "THIRTY MILLION DOLLARS ($30,000,000.00)," with such changes to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank to evidence such change.

         2. It is a condition precedent to the accommodations granted Borrower by Bank hereunder that all of the following conditions be satisfied on or before October 15, 1995:

         (a) This Amendment shall be executed by Borrower and delivered to Bank.

         (b) The Line of Credit Note in the form of Exhibit "A" attached to this Amendment shall be executed by Borrower and delivered to Bank.

         (c) Borrower shall furnish Bank with such new borrowing resolutions as Bank may require in connection with the increase of Borrower's Line of Credit hereunder.

         (d) Borrower shall pay to Bank a fee for the increase of the Line of Credit in accordance with paragraph 3 below.

         (e) West Coast Private Equity Partners, L.P. shall execute and deliver to Bank a new letter of understanding satisfactory to Bank regarding West Coast Private Equity Partners, L.P.'s ability to inject equity into Borrower.

         3. In consideration of the increase and extension of the Line of Credit hereunder, Borrower shall pay to Bank a fee equal to $12,000.00, which fee shall be due and payable on the date this Amendment is executed by Borrower and delivered to Bank. Notwithstanding the foregoing regarding the payment of such fee to the Bank, at this time, in the event the financing described in Bank's commitment letter dated September 22, 1995, addressed to Gary Cypress at Banner's Central Electric, Inc. ("Commitment Letter") closes between September 30, 1995 and December 31, 1995 ("Extension Period"), and Borrower's Line of Credit from Bank which has been extended hereby is repaid in full as a result thereof, the Bank shall remit to Borrower a pro rata portion of such fee based upon the number of days that elapsed during the Extension Period up to the date of such repayment over the total number of days in the Extension Period.

         4. The parties hereto acknowledge that notwithstanding the fact that Bank may, for reasons of administrative convenience, decide not to take possession of the original of each promissory note which evidences all or any portion of any Eligible Contract Receivables, Bank reserves its right to do so at any time hereafter; if Bank requests hereafter, Borrower shall immediately deliver such promissory notes to Bank (and if Bank requests, indorsed to the order of Bank); and such promissory notes remain subject to Bank's security interest and Borrower is obligated to place a legend thereon in accordance with the Credit Agreement.

         5. It is hereby agreed that Borrower shall cooperate with Bank in permitting an auditing firm selected by Bank to conduct an audit of Borrower and its operations and procedures, as directed by Bank. It is further agreed that in the event the results of such audit are not satisfactory to Bank, then Bank may in its discretion terminate any commitment it may have to extend credit to Borrower and upon five (5) days prior written notice to Borrower accelerate and declare immediately due and payable all indebtedness of Borrower to Bank.

         6. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment, except as otherwise defined herein. This Amendment and the Credit Agreement shall be read together, as one document.

         7. Borrower hereby remakes all representations and warranties contained in the Credit Agreement as modified hereby, and reaffirms all covenants set forth therein as modified hereby. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, as modified hereby, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

CENTRAL CONSUMER FINANCE                     WELLS FARGO BANK,
COMPANY                                      NATIONAL ASSOCIATION



By:                                          By:
    -----------------------------------          -------------------------------
                                                 Kevin Baneth
Title:                                           Vice President
       --------------------------------

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 1, 1996, by and between CENTRAL CONSUMER FINANCE COMPANY, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").



                                    RECITALS

         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 14, 1993, as amended from time to time ("Credit Agreement");

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

         1. Section 1.1(a) is hereby amended by deleting "February 1, 1996" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "July 1, 1996," with such change to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank in connection herewith.

         2.      The definition of "Eligible Loan Contracts Receivables" in
Section 1.1(a) of the Credit Agreement is hereby amended so that the following is added to the list of excluded Loan Contracts following the exclusion in paragraph "(vii)" and the period at the end of said paragraph "(vii)" is hereby deleted and replaced with a semicolon:

                          "(viii) any Loan Contract which is a Rewritten Loan
                 Contract. As used herein, a "Rewritten Loan Contract" shall mean a Loan Contract which is amended in any material respect, including without limitation any amendment which changes the amount or due date of any payment thereunder or which extends the maturity date thereof, or a Loan Contract which restates or replaces a prior Loan Contract and the effect of such restatement or replacement is to amend in any material respect the terms or provisions of the prior Loan Contract, including without limitation any restatement or replacement which changes the amount or due date of any payment or which extends the maturity date."

         3.      The definition of "Eligible Auto Contracts Receivables" in
Section 1.1(a) of the Credit Agreement is hereby amended so that the following is added to the list of excluded Auto

Contracts following the exclusion in paragraph "(vii)" and the period at the end of said paragraph "(vii)" is hereby deleted and replaced with a semicolon:

                          "(viii) any Auto Contract which is a Rewritten Auto
                 Contract. As used herein, a "Rewritten Auto Contract" shall mean an Auto Contract which is amended in any material respect, including without limitation any amendment which changes the amount or due date of any payment thereunder or which extends the maturity date thereof, or an Auto Contract which restates or replaces a prior Auto Contract and the effect of such restatement or replacement is to amend in any material respect the terms or provisions of the prior Auto Contract, including without limitation any restatement or replacement which changes the amount or due date of any payment or which extends the maturity date."

         4.      The definition of "Eligible Travel Contracts Receivables" in
Section 1.1(a) of the Credit Agreement is hereby amended so that the following is added to the list of excluded Travel Contracts following the exclusion in paragraph "(vii)" and the period at the end of said paragraph "(vii)" is hereby deleted and replaced with a semicolon:

                          "(viii) any Travel Contract which is a Rewritten
                 Travel Contract. As used herein, a "Rewritten Travel Contract" shall mean a Travel Contract which is amended in any material respect, including without limitation any amendment which changes the amount or due date of any payment thereunder or which extends the maturity date thereof, or a Travel Contract which restates or replaces a prior Travel Contract and the effect of such restatement or replacement is to amend in any material respect the terms or provisions of the prior Travel Contract, including without limitation any restatement or replacement which changes the amount or due date of any payment or which extends the maturity date."

         5. Borrower shall pay to Bank a non-refundable commitment fee for the renewal of the Line of Credit and the other accommodations granted Borrower hereunder equal to $15,000.00, which commitment fee shall be due and payable on the date this Amendment is executed by Borrower and delivered to Bank.

         6.      The following is hereby added to the Credit Agreement as
Section 1.1A.:

                 "SECTION 1.1A. LINE OF CREDIT NO. 2.

                          (a) Line of   Credit No. 2. Subject to the terms and
                 conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including July 1, 1996, not to exceed at any time the aggregate principal amount of TWO MILLION DOLLARS ($2,000,000.00) ("Line of Credit No. 2"). Borrower has informed Bank that Borrower intends to acquire the assets of a California state-wide travel agency, with locations concentrated in predominantly Latino communities. Such acquisition ("Travel Agency Acquisition") shall be on terms and conditions acceptable to Bank. The proceeds of the Line of Credit No. 2 shall be used for Borrower's acquisition of computer equipment for use at, and for improvements to, the new locations acquired in the Travel Agency Acquisition. Borrower's obligation to repay advances under the Line of Credit No. 2 shall be evidenced by a promissory note substantially in the form of Exhibit C attached hereto ("Line of Credit Note No. 2"), all terms of which are incorporated herein by this reference.

                          (b) Borrowing and Repayment. Borrower may from time to time during the term of the Line of the Credit No. 2 borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions contained herein or in the Line of Credit Note No. 2; provided however, that the total outstanding borrowings under Line of Credit No. 2 shall not at any time exceed the maximum principal amount available thereunder, as set forth above. Notwithstanding anything herein or in the Line of Credit Note No. 2 to the contrary, in the event an initial public offering is made by Borrower or any parent company of Borrower, then Bank's commitment to extend credit under the Line of Credit No. 2, if any, shall terminate and the proceeds of such offering shall be used to repay the outstanding principal balance of the Line of Credit No. 2. Nothing in this paragraph is intended to evidence Bank's consent to any such initial public offering nor shall this paragraph alter any other provision of this Agreement with respect to any such initial public offering or any change in ownership of Borrower."

         7. The copy of the promissory note attached to this Amendment as Exhibit "C" shall be deemed Exhibit "C" to the Credit Agreement.

         8. Sections 1.2(a) and (b) are hereby deleted in their entirety, and the following substituted therefor:

                          "(a)    Interest.  The outstanding principal balance
                 of the Line of Credit and the Line of Credit No. 2 shall bear interest at the rate of interest set forth in the Line of Credit Note and the Line of Credit Note No. 2.

                          (b) Computation and Payment. Interest shall be computed on the basis of a 360-day year, actual days elapsed. Interest shall be payable at the times and place set forth in the Line of Credit Note and the Line of Credit Note No. 2 (collectively, the "Notes")."

         9. Section 1.3. is hereby deleted in its entirety, and the following substituted therefor:

                 "SECTION 1.3. COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all interest and fees due under the Line of Credit and the Line of Credit No. 2 (collectively, "Credits" and each a "Credit") by charging Borrower's demand deposit account number 4600183859 with Bank, or any other demand deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower."

         10. Section 1.4 of the Credit Agreement is amended by deleting the first sentence thereof (which begins with the words "As security for") and replacing such sentence with the following:

                          "As security for all indebtedness of Borrower to Bank
                 pursuant to this Agreement, including without limitation the Line of Credit and the Line of Credit No. 2, Borrower grants to Bank security interests of first priority in all Borrower's present and future accounts, general intangibles, contract rights, rights to payment, instruments, documents, chattel paper and equipment, including without limitation all Contracts, all guaranties related to Contracts, all collateral for each Contract and all equipment financed by Line of Credit No. 2."

         11. The Credit Agreement shall be amended by inserting therein the following Section 1.5:

                          "SECTION 1.5. SUBORDINATION OF DEBT.  All obligations
                 of Borrower to Holdings (as defined below) shall be subordinated in right of repayment to all obligations of Borrower to Bank, as evidenced by and subject to the terms of subordination agreements in form and substance satisfactory to Bank."

         12. The copy of the Borrowing Base Certificate attached to this Amendment as Exhibit "B" shall be deemed Exhibit "B" to the Credit Agreement (and shall replace the prior form of Borrowing Base Certificate required by Bank).

         13. Section 4.9(a) of the Credit Agreement is amended by deleting the period at the end thereof, and inserting thereat the following:

                          "up to (but not including) December 31, 1995, and not
                 less than $7,000,000.00 at any time on or after December 31, 1995."

         14. It is a condition precedent to the accommodations granted Borrower by Bank hereunder that all of the following conditions be satisfied on or before February 16, 1996:

         (a) This Amendment shall be executed by Borrower and delivered to Bank.

         (b) The Line of Credit Note No. 2 in the form of Exhibit "C" attached to this Amendment shall be executed by Borrower and delivered to Bank.

         (c) Borrower shall furnish Bank with such new borrowing resolutions as Bank may require in connection with the increase in Borrower's credit hereunder.

         (d) Borrower shall pay to Bank the fee for the accommodations granted hereunder in accordance with paragraph 5 above.

         (e) West Coast Private Equity Partners, L.P. shall execute and deliver to Bank a new letter of understanding satisfactory to Bank regarding West Coast Private Equity Partners, L.P.'s ability to inject equity into Borrower.

         15. The parties hereto acknowledge that notwithstanding the fact that Bank may, for reasons of administrative convenience, decide not to take possession of the original of each promissory note which evidences all or any portion of any Eligible Contract Receivables, Bank reserves its right to do so at any time hereafter; if Bank requests hereafter, Borrower shall immediately deliver such promissory notes to Bank (if Bank requests, endorsed to the order of Bank); and such promissory notes remain subject to Bank's security interest and Borrower is obligated to place a legend thereon in accordance with the Credit Agreement.

         16. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. Except as specifically defined herein, all terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

         17. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein as same may be modified hereby. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.



CENTRAL CONSUMER FINANCE               WELLS FARGO BANK,
COMPANY                                  NATIONAL ASSOCIATION



By:                                    By:
   ---------------------                  ----------------------
                                          Kevin Baneth
Title:  President & CEO                   Vice President
      ------------------